CLS GLOBAL DIVERSIFIED EQUITY FUND

Class C Shares: CLCCX

Class N Shares: CLSAX

a series of AdvisorOne Funds

Supplement dated July 29, 2016

to the Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2015

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Conversion of the CLS Global Diversified Equity Fund Class C Shares into Class N Shares

On July 21, 2016, the Board of Trustees of AdvisorOne Funds (the "Board") approved the conversion (the "Conversion") of all outstanding Class C of the CLS Global Diversified Equity Fund (the “Fund") as Class N shares of the Fund on August 29, 2016 (the "Conversion Date"). On the Conversion Date, each holder of Class C shares will own Class N shares instead of Class C shares. Although the number of shares owned will change, the value of the shares will not change as a result of the conversion.

Class C shareholders who become Class N shareholders as a result of the Conversion will maintain their investment in the Fund. Class C shareholders’ shareholder servicing fees will increase to a maximum of 0.25% and distribution 12b-1 fees will decrease from 1.00% to 0% as a result of the Conversion. The total amount of shareholder servicing fees incurred by the Fund, including any amounts waived by the Fund, is disclosed in the Fund’s most recent Annual Report to Shareholders dated April 30, 2016. For more information regarding the Fund's Class N shares, including relevant sales charges, fees and expenses, please see the Fund's Class N Prospectus and Statement of Additional Information ("SAI"), each dated September 1, 2015.

Shareholders should consult their own tax professional for information on the tax consequences, if any, of the conversion.

As of the Conversion Date, any and all references to the Class C shares of the Fund in the Prospectus and SAI are removed.

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You should read this Supplement in conjunction with the Fund's Prospectuses and Statement of Additional Information dated September 1, 2015, and provide information that you should know about the Fund before investing. The Fund's Prospectus and Statement of Additional Information have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.advisoronefunds.com or by calling 1-866-811-0225.